UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 24, 2018

EACO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 N. Lakeview Loop, Anaheim, California 92807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 876-2490

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement; and

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 24, 2018, EACO Corporation (“EACO”), Bisco Industries, Inc., a wholly-owned subsidiary of EACO (“Bisco”), and Glen F. Ceiley, EACO’s Chief Executive Officer and majority shareholder, entered into a Change in Terms Agreement dated July 12, 2018 (the “Amendment”) with Community Bank (the “Lender”). The Amendment modifies the Bisco’s $10,000,000 line of credit with Lender pursuant to that certain Business Loan Agreement dated June 14, 2016 between Bisco and Lender and the related Promissory Note of Bisco (collectively, the “Agreement”) (i) to extend the expiration date of the line of credit under the Agreement from March 1, 2019 to August 20, 2020; (ii) to reduce the default variable interest index rate by .500% (Wall Street Journal Prime Rate less .500%); and (iii) to add the following two other interest rate options that Bisco may select subject to the requirements in the Amendment provided that Bisco is not in default under the Agreement: (A) One Hundred Eighty (180) day Libor Rate plus a margin of 1.550%; or (B) the One (1) Year Libor plus a margin of 1.550%, as more fully described in the Amendment. As of July 24, 2018, the outstanding principal balance under this line of credit was $3,278,000. The Agreement contains financial and other covenants that have not been modified by the Amendment.

Concurrent with the execution of the Amendment, EACO and Bisco entered into a Commercial Security Agreement with the Lender (the “Security Agreement”), pursuant to which EACO granted the Lender a security interest in substantially all of EACO’s personal property to secure Bisco’s obligations under the Agreement, as amended by the Amendment. Bisco previously entered into a Commercial Security Agreement dated May 11, 2017 with the Lender, pursuant to which Bisco granted the Lender a security interest in substantially all of Bisco’s personal property.

On July 24, 2018, EACO and Bisco also entered into a similar Change in Terms Agreement dated July 13, 2018 (the “CD Amendment”) with the Lender to amend the Business Loan Agreement and related $100,000 Promissory Note dated July 12, 2016 with Comerica Bank, which was entered into to obtain a $100,000 certificate of deposit as security for EACO’s workers’ compensation requirements (the “CD”). Pursuant to the CD Amendment, the CD was extended from July 1, 2018 to August 1, 2019.

The foregoing descriptions of the Amendment, the Security Agreement and the CD Amendment are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
No.	Description

10.1	Change in Terms Agreement dated July 12, 2018 ($10,000,000 line of credit) among Bisco, Glen R. Ceiley and Community Bank (executed on July 24, 2018).

10.2	Commercial Security Agreement dated July 12, 2018 among EACO and Community Bank (executed on July 24, 2018).

10.3	Change in Terms Agreement dated July 13, 2018 ($100,000 CD) among EACO and Community Bank (executed on July 24, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2018	EACO CORPORATION

	By:	/S/ GLEN CEILEY
Glen Ceiley, Chief Executive Officer